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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2001


                            JDS UNIPHASE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-22874                                 94-2579683
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(Commission File Number)           (I.R.S. Employer Identification No.)



  210 Baypointe Parkway, San Jose, CA                             95134
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (408) 434-1800
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS

          The following members of Registrant's Board of Directors and Executive Officers of Registrant have adopted "plans" under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for trading in shares of Registrant's common stock, par value $0.001 per share, and/or exchangeable shares of Registrant's subsidiary, JDS Uniphase Canada Ltd.:

         Jozef Straus, Ph.D
         M. Zita Cobb
         Donald R. Scifres, Ph.D
         Charles J. Abbe
         Anthony R. Muller
         Michael C. Phillips
         Frederick L. Leonberger, Ph.D
         Robert E. Enos
         Peter A. Guglielmi
         Casimir S. Skrypczak


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JDS UNIPHASE CORPORATION


                                 By: /s/ Anthony R. Muller
                                     -------------------------------------------
                                     Anthony R. Muller
                                     Executive Vice President,
                                     Chief Financial Officer,
                                     Secretary
                                     (Principal Accounting Officer)

Dated:  February 28, 2001